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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2005

                              CONCORD CAMERA CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)



            New Jersey                                   13-3152196
   ----------------------------                   --------------------------
   (State or other jurisdiction                        (I.R.S. Employer
        of incorporation)                            Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)


  4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
  -------------------------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of June 1, 2005, Concord Camera Corp. ("Concord" or the "Company") and Robert A. Bosi, the Company's Interim Senior Vice President and Chief Financial Officer, entered into an amendment to that certain agreement dated October 21, 2004 between Concord and Mr. Bosi with respect to Mr. Bosi's interim employment (the "Agreement"). Pursuant to the original terms of the Agreement, Mr. Bosi's term of employment was to expire on June 1, 2005, unless renewed by mutual agreement of the parties. The Company and Mr. Bosi have agreed to continue Mr. Bosi's employment with the Company beyond June 1, 2005, until terminated in accordance with the terms of the Agreement. Pursuant to the Agreement, Mr. Bosi's employment may be terminated by Concord or by Mr. Bosi for any reason on thirty (30) days' notice.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CONCORD CAMERA CORP.


Date:  June 3, 2004                By:    /s/ Alan Schutzman
                                      ---------------------------------------
                                       Alan Schutzman, Senior Vice President,
                                       General Counsel and Secretary